EXHIBIT 10.1

TRAVELCENTERS OF AMERICA LLC

RESTRICTED SHARE AGREEMENT

This Restricted Share Agreement (this “Agreement”) is made as of ______________, between ______________________ (the “Employee”) and TravelCenters of America LLC (the “Company”).

In consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Grant of Shares.  Subject to the terms and conditions hereinafter set forth and the terms and conditions of the TravelCenters of America LLC 2007 Equity Compensation Plan (the "Plan"), the Company hereby grants to the Employee, effective as of the date of this Agreement, __________ of its limited liability company interests represented by common shares, no par value per share.  The shares so granted are hereinafter referred to as the “Shares,” which term shall also include any shares of the Company issued to the Employee by virtue of his or her ownership of the Shares, by share dividend, share split, recapitalization or otherwise.

2.           Vesting; Forfeiture of Shares.

(a)           The Shares shall vest ________ as of the date hereof and a further ______ on _________ of each of the next ______ calendar years commencing on ________.  Any Shares not vested as of any date are herein referred to as “Unvested Shares.”

(b)           At the option of the Company and in the event the Employee ceases to render significant services, whether as an employee or otherwise, to (i) the Company, (ii) the entity which is the advisor, manager or shared services provider to the Company or an entity controlled by, under common control with or controlling such entity (collectively, the "Manager"), or (iii) an affiliate of the Company (which shall be deemed for such purpose to include any other entity to which the Manager is the advisor, manager or shared services provider), all or any portion of the Unvested Shares shall be forfeited by the Employee as of the date the Employee ceases to render such services.  The Company may exercise such option by delivering or mailing to the Employee (or his estate), at any time after the Employee has ceased to render such services, a written notice of exercise of such option.  Such notice shall specify the number of Unvested Shares to be forfeited.

3.           Legends.  Each certificate shall prominently bear a legend in substantially the following terms:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN INCENTIVE PLAN MAINTAINED BY THE ISSUER.  THESE SECURITIES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHTS CONTAINED IN THE

PLAN, THE RELATED GRANT OF SECURITIES OR AN AGREEMENT BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THESE SECURITIES.  A COPY OF APPLICABLE RESTRICTIONS AND REPURCHASE RIGHTS WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE ON REQUEST AND WITHOUT CHARGE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR AN OPINION OF THE ISSUER’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

4.           Tax Withholding  To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by the Employee by reason of the Shares, and the Employee agrees that he or she shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations from time to time (including as Shares become vested) as the Company may request.

5.           Termination.  This Agreement shall continue in full force and effect until the earliest to occur of the following, at which time except as otherwise specified below this Agreement shall terminate:  (a) the date on which all repurchase rights referred to in Section 2 hereof have terminated; or (b) except to the extent specified in such notice, upon notice of termination by the Company to the Employee pursuant to action taken by the Company’s Board of Directors.

6.           Miscellaneous.

(a)           Amendments.  Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by the Employee and the Company.

(b)           Binding Effect of the Agreement.  This Agreement shall inure to the benefit of, and be binding upon , the Company, the Employee and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(c)           Provisions Separable.  In the event that any of the terms of this Agreement shall be or become or is declared to be illegal or unenforceable by any court or other authority of competent jurisdiction, such terms shall be null and void and shall be deemed deleted from this Agreement, and all the remaining terms of this Agreement shall remain in full force and effect.

(d)           Notices.  Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or by facsimile or sent by registered certified mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Employee:        To his address as set forth on the signature page hereof.

To the Company:        TravelCenters of America LLC
                                               400 Centre Street
           Newton, MA  02458
                                              Attn: Secretary

(e)           Construction.  The headings and subheadings of this Agreement have been inserted for convenience only, and shall not affect the construction of the provisions hereof.  All references to sections of this Agreement shall be deemed to refer as well to all subsections which form a part of such section.

(f)           Employment Agreement.  This Agreement shall not be construed as an agreement by the Company, the Manager or any affiliate of the Company to employ the Employee, nor is the Company, the Manager or any affiliate  of the Company obligated to continue employing the Employee by reason of this Agreement or the grant of shares to the Employee hereunder.

(g)           Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed under seal, as of the date first above written.

TRAVELCENTERS OF AMERICA LLC

By:_____________________________
Title:

EMPLOYEE:

________________________________
Name (print):
Home Address:___________________

   ___________________